UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 30, 2011

ATRINSIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

469 7th Ave, 10th Floor New York, NY	10018
(Address of principal executive offices)	(Zip Code)

212-716-1977
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, effective with the first quarter of 2011, Atrinsic, Inc. (“the Company”) began segmenting operating results into two segments: Consumer Subscription Services and Transactional Services.  The shift was predicated by a change in the operational and organizational structure of the Company due to a restructuring, elimination of certain service lines and changes in media buying practices.

The Company is filing this Current Report on Form 8-K to revise certain sections within its Form 10-K for the fiscal year ended December 31, 2010 ("2010 Form 10-K"), to give retroactive effect to the change in reportable segments. All other information in the 2010 Form 10-K remains unchanged. The revisions to the 2010 Form 10-K to reflect the change in reportable segments are within the discussion and presentation of the Company's operating results, financial position, and cash flows by reportable segment in Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and within a new segment footnote, Note 17 - Business Segments within  Part II, Item 8. Financial Statements and Supplementary Data.

The change in reportable segments had no impact on the Company's historical consolidated financial position, results of operations or cash flows. This Current Report on Form 8-K does not reclassify nor restate the Company's previously reported consolidated financial statements for any period, and all other information in the 2010 Form 10-K remains unchanged.

This Form 8-K does not reflect events or developments that occurred after April 7, 2011, nor does it modify or update disclosures in any way other than as required to reflect the effect of the change in the Company's reportable segments described above. More current information is contained in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2011 and other filings with the Securities and Exchange Commission. The information in this Form 8-K should be read in conjunction with the 2010 Form 10-K, the Form 10-Q for the period ended March 31, 2011, and other documents filed by the Company with the Securities and Exchange Commission subsequent to December 31, 2010. Revisions to the 2010 Form 10-K included in this Form 8-K, as noted above, supersede the corresponding portions of the Company's 2010 Form 10-K filed on April 7, 2011.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1
Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations"; Item 8. Consolidated Financial Statements (as previously reported) and accompanying revised footnotes; and the Report of Independent Registered Public Accounting Firm

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRINSIC, INC.

Date: June 30, 2011	By:	/s/ Thomas P. Plotts
Thomas P. Plotts
Chief Financial Officer (Principal Accounting Officer)

Exhibits Numbers	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1
Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations"; Item 8. Consolidated Financial Statements (as previously reported) and accompanying revised footnotes; and the Report of Independent Registered Public Accounting Firm

.